UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2013

BALL CORPORATION

(Exact name of Registrant as Specified in Charter)

Indiana	001-07349	35-0160610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, Colorado	80021-2510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 469-3131

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On May 23, 2013, Ball Corporation (the “Company”) announced that it had received the requisite consents in the previously announced tender offer and related consent solicitation (the “Tender Offer”) for any and all of its outstanding 7.125% Senior Notes due 2016 (the “Notes”) to enter into a ninth supplemental indenture (the “Ninth Supplemental Indenture”), dated May 22, 2013, among the Company, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, which is filed herewith as Exhibit 4.1 and incorporated herein by reference. The Ninth Supplemental Indenture eliminates substantially all of the restrictive covenants, certain events of default and certain other provisions related to the Notes.

As of 5:00 p.m., New York City time, on May 22, 2013 (the “Consent Deadline”), $245,420,000 aggregate principal amount of the outstanding Notes (representing approximately 65% of the outstanding Notes) had been tendered. On May 23, 2013, the Company exercised its option to accept for payment and settle the Tender Offer with respect to Notes that were validly tendered and not subsequently withdrawn at or prior to the Consent Deadline and used a portion of the net proceeds from its offering of senior notes completed on May 16, 2013 to pay the total consideration for the Notes tendered, and the Ninth Supplemental Indenture became operative at that time.  The Tender Offer will expire at 9:00 a.m., New York City time, on June 7, 2013 unless the Tender Offer is extended or earlier terminated.

The above description of the material terms of the Ninth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Ninth Supplemental Indenture, dated May 22, 2013, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013	BALL CORPORATION

	By:	/s/ Charles E. Baker
	Name:	Charles E. Baker
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Ninth Supplemental Indenture, dated May 22, 2013, among Ball Corporation, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.).